Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions. Exhibit 10.42__ AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 2 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) P00020 See Block 16C 6. ISSUED BY CODE ASPR/SNS 7. ADMINISTERED BY (If other than Item 6) CODE ASPR-/ SNS ASPR/SNS US DEPT OF HEALTH & HUMAN SERVICES ASPR/SNS ASPR/SNS 2945 FLOWERS ROAD 2945 FLOWERS ROAD ATLANTA, GA 30341 ATLANTA, GA 30341 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (x) 9A. AMENDMENT OF SOLICITATION NO. EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 Attn: DIANA EMERGENT BIODEFENSE OPERATIONS LANS 9B. DATED (SEE ITEM 11) 3500 N MARTIN LUTHER KING JR BLVD LANSING MI 489062933 x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSD200201792634C 10B. DATED (SEE ITEM 13) CODE 330303 FACILITY CODE 12/08/2016 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) NET DECREASE: -$[**] 2020.199SN20.26088 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-7, Option for Increased Quantity-Separately Price Line Item D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not, is required to sign this document and return ____1____ copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: [**] DUNS Number: [**] This modification is issued to: 1. Order an increased quantity of [**] doses of BioThrax [**] product at unit price of $[**]. per dose for a total costs of $[**] Quantity increased from [**] by [**] to a revised total of [**]. Unit price decreased from $[**] by -$[**] a revised unit price of $[**] 2. Task order contract value decreased from $[**] by -$[**] to a revised task order total of $[**] Continued … Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Michael Mann, Sr. Manager Contract Ops. ANNETTE R. WRIGHT 15B. CONTRACTOR/OFFEROR 15C. DATE 16B. UNITED STATES OF AMERICA 16C. DATE SIGNED SIGNED /s/ J. Michael Mann II 07 JAN 2020 Digitally signed by Annette Wright -S Date: 2020.01.06 16:46:45 -05’00’ (Signature of person authorized to sign) /s/ Annette Wright (Signature of Contracting Officer)

NSN 7540-01-152-8070 STANDARD FORM 30 (Rev. 11-2016) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF SHEET HHSD200201792634C/P00020 2 2 NAME OF OFFEROR OR CONTRACTOR EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 UNIT ITEM No. SUPPLIES/SERVICES QUANTITY UNIT PRICE AMOUNT (A) (B) (C) (D) (E) (F) 3. Administrative change: Modification P00019 Description 2 revised to "2. Accordingly, total contract value is hereby increased from $[**] by $[**] to $[**]" 4. Accordingly, total contract value is hereby decreased from $[**] by - $[**] to $[**] Delivery: [**] After Award Delivery Location Code: ASPR/BARDA01 ASPR/BARDA01 200 C St SW Washington DC 20201 US Appr. Yr.: 2020 CAN: 199SN20 Object Class: 26088 Period of Performance: 01/19/2017 to 09/30/2021 Change Item 4 to read as follows(amount shown is the obligated amount): 4 ASPR- 20-00467 AVA Purchase 2018 Modification [**] D6 [**] -[**] request to add funding to purchase AVA SNS funds Emergent Contract 200- 2017-92634 CLIN 0004 Deliver to Contractor's Facility on [**] Obligated Amount: -$[**] FOB: Origin Appr.Yr.: 2019 CAN: 199SN20, Object Class Code:26088 [**] upon date of delivery: [**] at a unit price of $[**]. Delivery Address: Contractor's Facility Delivery is estimated to occur by NLT [**] Period of Performance: October 1, 2019- September 30, 2020 Vendor agrees to maintain this product up to [**] after delivery and acceptance at no charge to the Government. Title to product and risk of loss transfers to USG at point of delivery, Contractor's facility Vendor agrees to maintain this product up to [**] after delivery and acceptance at no charge to the Government. NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110